Investment Strategy - BNY Mellon Short Term Income Fund	Jul. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

To pursue its goal, the fund normally invests principally in fixed-income securities of U.S. and foreign issuers. The fixed-income securities in which the fund may invest include: U.S. government bonds and notes, corporate bonds, municipal securities (limited to up to 25% of the fund's net assets), convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations (CMOs)), floating rate loans (limited to up to 20% of the fund's net assets) and other floating rate securities and foreign bonds. Typically, the fund's portfolio can be expected to have a dollar-weighted average maturity and an average effective duration of three years or less. The maturity of a security is generally the period remaining until the principal amount must be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made. Dollar-weighted average portfolio maturity is an average of the final maturities of the fixed-income securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment's "interest rate risk," or how sensitive a fixed-income security or the fund's portfolio may be to changes in interest rates.

The fund invests primarily in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund's sub-adviser. For additional yield, the fund may invest up to 35% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) to as low as Caa/CCC or the unrated equivalent as determined by the fund's sub-adviser. The fund focuses on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers (i.e., securities issued by companies organized under the laws of countries other than the U.S. or securities issued by foreign governments), including those securities denominated in foreign currencies and of issuers in emerging markets.

The fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage interest rate risk, to manage the effective duration or maturity of the fund's portfolio, or as part of a hedging strategy. The derivative instruments in which the fund may invest typically include options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swaps (including interest rate and credit default swaps).

In constructing the fund's portfolio, the sub-adviser buys and sells fixed-income securities based on credit quality, financial outlook and yield potential. The fund may sell securities when the sub-adviser anticipates market declines or credit downgrades. In addition, the fund may sell securities when the sub-adviser identifies new investment opportunities.